               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        December 23, 1998
                         Date of Report
               (Date of Earliest Event Reported)

                    COLE COMPUTER CORPORATION
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                       0-23819                  76-0547762
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                      11711 South Portland
                 Oklahoma City, Oklahoma 73170
            (Address of Principal Executive Offices)

                         (405) 692-5351
                 Registrant's Telephone Number

                       PANDORA'S GOLDEN BOX
                       11949 FM 3005, #403
                     Galveston, Texas 77554
                          ----------------------
        (Former Name and Address of Principal Executive Offices)


Item 1.   Changes in Control of Registrant.

          (a) On December 23, 1998, the Registrant and Electronic Service Co., Inc., an Oklahoma corporation doing business as Computer Masters ("Computer Masters"), executed an Agreement and Plan of Reorganization (the "Plan"), whereby the Registrant acquired 100% of the outstanding securities and subscriptions to purchase securities of Computer Masters as set forth on Exhibit A to the Plan.

          The source of the consideration used by the Computer Masters Stockholders to acquire their respective interests in the Registrant was the exchange of all of the issued and outstanding securities of Computer Masters in accordance with the Plan.

          The basis of the "control" by the Computer Masters Stockholders is stock ownership.

          The Plan provided:

         1. A three for one forward split of the common stock of the Registrant, increasing the post-Plan outstanding voting securities from 3,313,633 to 9,940,899;

          2. For the acquisition of 100% of the outstanding securities and subscriptions to purchase securities of Computer Masters;

          3. The issuance of 2,433,334 "pre-split" "restricted securities" of the Registrant's common stock for the outstanding securities of Computer Masters and 130,966 pre-split shares of the Registrant's common stock for the outstanding subscriptions;

         4. The Resignation of the directors and executive officers of the Registrant;

         5. The election of the directors and executive officers of Computer Masters as directors and executive officers of the Registrant;

         6. For the filing of an Information Statement with the Securities and Exchange Commission and mailing to the stockholders of the Registrant for the purpose of amending the Registrant's Articles of Incorporation to change the name of the Registrant to "Cole Computer Corporation" and to effect a three for 1 forward split of its post-Plan outstanding voting securities; and

         7. The issuance of 535,658 pre-split shares of common stock of the Registrant to certain persons for services rendered for or on behalf of the Registrant and/or in connection with the negotiation, review and completion of the Plan. 335,658 of these securities were "restricted securities," and 200,000 of these securities are to be issued to two attorneys pursuant to a written compensation agreement and registered under an S-8 Registration Statement. Further information concerning the recipients of these securities is contained in the Plan and its exhibits. See Item 7, Agreement and Plan of Reorganization.

         Prior to the completion of the Plan, there were 240,341 outstanding pre-split shares, 26,666 of which were canceled by two prior members of the Board of Directors of the Registrant, leaving 213,675 pre-Plan pre-split outstanding shares. Following the issuance of the shares outlined above and the subsequent issuance of 16,667 pre-split shares to three additional subscribers following the initial closing under the Plan, there were 3,330,300 post-Plan pre-split outstanding securities of the Registrant; and following the three for one forward split provided in the Plan and the Information Statement, the Registrant currently has 9,990,899 post-Plan post-split outstanding shares.

         A copy of the Plan, including all material exhibits and related instruments, accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7.

         (b) The former principal stockholders of the Registrant and their percentages of ownership of the outstanding voting securities of the Registrant prior to the completion of the Plan were: David M. Klausmeyer, who owned 30,834 pre-split shares of the Registrant (12.8%); Linda W. Plemmons, who owned 33,334 pre-split shares (13.9%); Q-Marq Securities Ltd., which owned 35,334 pre-split shares (14.7%); Leonard W. Burningham, Esq., who owned 20,000 pre-split shares (8.3%); James D. Gravely, who owned 15,000 pre-split shares (6.2%); James P. Taney, who owned 15,000 pre-split shares (6.2%); and Kelly N. Taylor, who owned 14,000 pre-split shares (5.8%). Prior to the completion of the Plan, the Registrant's directors and executive officers were: Sam Bono (President and Director); and Carol Novick (Secretary/Treasurer and Director). Each of the Registrant's directors and executive officers owned 20,000 pre-split shares (8.3%) of the Registrant's common stock prior to the completion of the Plan; however, each agreed to convey 13,333 pre-split shares to the Registrant for cancellation, in consideration of the Plan, for an aggregate total of 26,666 pre-split shares for cancellation.

Item 2.   Acquisition or Disposition of Assets.

          (a)  See Item 1.

          The consideration exchanged under the Plan was negotiated at "arms length" and the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of Computer Masters; its management; and the potential benefit to the stockholders of the Registrant. The Board of Directors determined that the consideration for the exchange was reasonable, under these circumstances.

          No director, executive officer or controlling person of the Registrant had any direct or indirect interest in Computer Masters prior to the completion of the Plan.

          (b) The Registrant intends to continue the business operations conducted and intended to be conducted by Computer Masters, and which are described below under the caption "Business."

          Also see the unaudited financial statements (balance sheet and income statement for the period ended December 31, 1997) of Computer Masters, which accompanied the Plan as an exhibit, in Item 7, Agreement and Plan of Reorganization, Exhibit D; and the Compilation Report and Balance Sheets of Cole Computer Corporation as of September 30, 1998, and December 31, 1997 (Unaudited), and related statements of income and retained earnings and cash flows for the nine months and year then ended. See Item 7.

                               Management

         Homer O. Cole III. Mr. Cole is 43 years of age and is a Director and the President of the Registrant. Mr. Cole's work experience includes serving as Computer Masters Chief Executive Officer since 1991. Mr. Cole has years of previous experience as a Service Manager for several TV and appliance companies who maintained a leading presence based on quality service and integrity in the Oklahoma markets. The Archbishop of Oklahoma City and the President of St. Gregory's University selected Mr. Cole as a founder of the University.

         Cynthia A. Cole. Ms. Cole is 36 years of age and is a Director and the Secretary of the Registrant. Ms. Cole has served as President of Computer Masters since 1991. Ms. Cole received a nursing degree from Rose State College and is a registered nurse. Ms. Cole performs many charitable services within the community and is involved in her community church.

          Kam Mar. Mr. Mar is 58 years of age and is a Director of the Registrant. In 1986, Mr. Mar and his business partner, Tony Ho, developed Elco Computer, a small computer retail store, in Alhambra, California, which, in one year, became a multi-million dollar computer parts distributor. In 1987, he brought the least expensive PC mother board with 1 mega byte of RAM to the market. In 1987, Mr. Mark founded Procomp Computer and was the chief financial officer until 1996. Procomp Computer is a system integrator providing customized micro computers to corporations. In 1989, he founded K.M. Corporation to manufacture 486 mother boards in Sunnyvale, California. In 1994, Lasertech Computer Distributor, Inc. was founded with Mr. Mar as the CEO and CFO.

          S.F. Hartley, D.P.M. Dr. Hartley is 54 years of age and is a Director of the Registrant. She is a well respected podiatrist in Houston, Texas, owns five (5) podiatry clinics and is a co-owner of three (3) surgery centers in the greater Houston area. In addition, Dr. Hartley is a shareholder and Board of Director member of a national company that owns seventy-two (72) podiatry clinics across the U.S. Dr. Hartley is on staff at several hospitals and also serves as the National Representative for the State of Texas on the National Podiatry Board. Dr. Hartley is also a Board of Director member for several commercial banking institutions.

                                Business

          Cole Computer Corporation is an emerging computer corporation which began out of the garage of founders Cynthia A. and Homer O. Cole III, in November, 1991, doing business as Electronic Service Co., Inc. ("ESCI"). ESCI filled a valuable niche in Oklahoma's computer community providing helpful friendly service while upgrading customer's computers at a fraction of the cost of new systems sold by competitors. The customer demand for helpful service, low cost and state of the art computers drove ESCI into the computer market's new computer wholesale and retail sales. ESCI started doing business as Computer Masters in 1996. Computer Masters, through high volume sales, was able to aggressively purchase computer parts gaining purchasing power, while reducing computer costs and passing these savings on to customers. Again, customer demand dictated ESCI's growth from a statewide corporation into a multi-state corporation with stores in Arkansas, Oklahoma, offices in California and monthly computer shows in Texas.

          Computer Masters expects to double its current stores in the first half of 1999. In the first quarter, it will focus on the expansion of markets in wholesale, retail sales, corporate and government sales. Their alliance with AMD will insure that the Registrant can remain in the lead as the low cost producer in computer sales. The latter half of 1999 will see the Registrant growing laterally in the computer market, increasing market shares in Arkansas, Oklahoma and Texas.

                       Plant, Property or Equipment

          Computer Masters has nine stores and a manufacturing/corporate facility.

Store Number              Square Footage              Rent Term

      1                    1,200 sq. ft.              Month to Month
      2                      700 sq. ft.              Pres - Jan 31, 2003
      3                    1,624 sq. ft.              Pres - Feb 21, 2001
      4                      959 sq. ft.              Pres - Jan 31, 2001
      5                    1,200 sq. ft.              Pres - Mar 30, 1999
      6                    1,000 sq. ft.              Pres - June 30, 2000
      7                    3,300 sq. ft.              Pres - Oct 30, 2000
      8                    1,200 sq. ft.              Pres - Apr 30, 2001
       9                     750 sq. ft.              Pres - Jan 01, 2000

TOTAL:                    11,933 sq. ft.

Manufacturing/Corporate    3,500 sq. ft.              Pres - July 31, 2001

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Jones, Jensen & Company, LLC, Certified Public Accountants, of Salt Lake City, Utah, audited the financial statements of the Registrant for the calendar years ended December 31, 1997 and 1996; these financial statements accompanied the Registrant's 10-KSB Annual Report for the year ended December 31, 1997, which was previously filed with the Securities and Exchange Commission, and which are incorporated herein by reference.

          Malone & Bailey, Certified Public Accountants, of Houston, Texas, were engaged on or about January 11, 1999, by the Board of Directors of the Registrant to prepare the audited financial statements of the Registrant for the period ended December 31, 1998; the audited financial statements of Computer Masters for the year ended December 31, 1997; and the unaudited financial statements for Computer Masters for the period ended September 30, 1998.

           There were no disagreements between the Registrant and Jones, Jensen & Company, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

           The reports of Jones, Jensen & Company did not contain any adverse opinion or disclaimer of opinion, and with the exception of a standard "going concern" qualification because of the lack of material operations of the Registrant on the date of these Reports, were not qualified or modified as to uncertainty, audit scope or accounting principles.

           During the Registrant's three most recent calendar years, and since then, neither Jones, Jensen & Company nor Malone & Bailey has advised the Registrant that any of the following exists or is applicable:

          (1) That the internal controls necessary for the Registrant to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

          (2) That the Registrant needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements for the foregoing reasons or any other reason; or

          (3) That they have advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

           During the Registrant's three most recent fiscal years and since then, the Registrant has not consulted Malone & Bailey regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or any other financial presentation whatsoever.

           The Registrant has provided Jones, Jensen & Company with a copy of the disclosure provided under this caption of this Report, and has advised it to provide the Registrant with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. A copy of its response is attached hereto and incorporated herein by this reference. See Item 7 of this Report.

Item 5.   Other Events.

          An Information Statement was filed with the Securities and Exchange Commission and forwarded to stockholders regarding a forward split of the Registrant's outstanding voting securities on a basis of three for one, while retaining the current authorized capital and par value, with appropriate adjustments in the stated capital accounts and capital surplus accounts; and to change the name of the Registrant to "Cole Computer Corporation."

          The effective date of the name change and forward split was February 2, 1999, the date of the Certificate of Amendment was filed with the Nevada Secretary of State.

          This Information Statement is incorporated herein by reference.

Item 6.   Resignations of Registrant's Directors.

          The pre-Plan directors and executive officers of the Registrant resigned and designated the directors and executive officers of Computer Masters to serve in the same capacities in which they served under Computer Masters, until the next respective annual meetings of the stockholders and the Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a)  Financial Statements of Businesses Acquired.

          See Agreement and Plan of Reorganization, Exhibits D and D-1, below; and the Compilation Report and Balance Sheets of Cole Computer Corporation as of September 30, 1998, and December 31, 1997 (Unaudited), and related statements of income and retained earnings and cash flows for the nine months and year then ended.

          (b)  Pro Forma Financial Information.

          Pro Forma Combined Balance Sheet (Unaudited) of Pandora's and Computer Masters as of September 30, 1998

          Pro Forma Combined Notes to Balance Sheet (Unaudited)

          Exhibits

          2         Agreement and Plan of Reorganization
                         Exhibit A-   Stockholders and Subscribers of
                                      of Electronic Service, Co., Inc.
                         Exhibit B-   Pandora's Financial Statements for
                                      the years ended 12/31/97 and 12/31/96
                         Exhibit B-1- Pandora's Unaudited Balance Sheet
                                      and Statement of Operations for the
                                      Nine Months ended 9/30/98
                         Exhibit C-   Pandora's Exceptions
                         Exhibit D-   Electronic Service Co., Inc. Unaudited
                                      Financial Statement for the period
                                      ended 12/31/97
                         Exhibit D-1  Electronic Service Co., Inc. Unaudited
                                      Balance Sheet for the period ended
                                      5/31/98
                         Exhibit E-   Electronic Service Co., Inc. Exceptions
                         Exhibit F-   Investment Letter
                         Exhibit G-   Pandora's Compliance Certificate
                         Exhibit H-   Electronic Service Co., Inc. Compliance
                                      Certificate

           3 Certificate of Amendment effecting the name change to "Cole Computer Corporation" and the three for one forward split

         13         Form 10-KSB Annual Report for the year ended December
                    31, 1997*

         16         Letter regarding change in certifying accountants

          19        Information Statement*

         * Incorporated herein by reference.

Item 8.   Change in Fiscal Year.

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PANDORA'S GOLDEN BOX

Date: 1/18/99                 By:/s/ Homer O. Cole III
                              --------------------------------------
                              President and Director


Date: 1/18/99                 By:/s/ Cynthia A. Cole
                              --------------------------------------
                              Secretary and Director

Date: 1/20/99            By:/s/ Kam Mar
                         --------------------------------------
                         Director

Date: 1/18/99            By: /s/ Shirley F. Hartley
                         --------------------------------------
                         Director

                    (LETTERHEAD OF MALONE & BAILEY, PLLC)



January 11, 1999


To the Board of Directors
   Cole Computer Corporation
   (formerly Electronic Service Co., Inc.)
   dba Computer Masters
   Oklahoma City, Oklahoma

We have compiled the accompanying balance sheets of Cole Computer Corp. as of September 30, 1998 and December 31, 1997, and the related statements of income and retained earnings and cash flows for the nine months and year then ended, respectively, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of the owners. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

                    COLE COMPUTER CORPORATION
             (formerly Electronics Service Co., Inc.)
                       dba Computer Masters
                          BALANCE SHEETS
          As of September 30, 1998 and December 31, 1997
                           (UNAUDITED)

                                                      1998         1997
CURRENT ASSETS
  Cash                                               $ 41,469     $ 22,960
  Accounts receivable                                  73,840       60,171
  Inventory                                         606,039        131,545
  Other current assets                                  5,264        4,179
     Total Current Assets                             726,612      218,855
EQUIPMENT, less accumulated depreciation
  of $29,305 and $16,107, respectively                 73,734       56,821

          TOTAL ASSETS                               $800,346     $275,676


CURRENT LIABILITIES
  Current portion of installment
     notes payable                                   $ 35,345     $ 32,100
  Demand note payable to stockholder                   30,000
  Accounts payable                                    490,132       68,277
  Accrued expenses                                     90,946       53,396
  Income taxes payable                                  1,448
     Total Current Liabilities                        647,871      153,773
LONG-TERM DEBT, net of current portion                122,971      125,095
Deferred income taxes                                   2,793        2,793

     Total Liabilities                                773,635      281,661

STOCKHOLDERS' EQUITY
   Common stock, $.10 par value, 100,000
     shares authorized, 5,000 shares
     issued and outstanding                               500          500
   Paid in capital                                      6,577        6,577
   Retained earnings (Deficit)                         19,634      (13,062)

     Total Stockholders' Equity (Deficit)              26,711      ( 5,985)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $800,346     $275,676

                    COLE COMPUTER CORPORATION
             (formerly Electronics Service Co., Inc.)
                       dba Computer Masters
            STATEMENTS OF INCOME AND RETAINED EARNINGS
           For the Nine Months Ended September 30, 1998
               and the Year Ended December 31, 1997
                           (UNAUDITED)

                                                       1998         1997

REVENUES                                           $5,919,568   $4,459,475

COST OF SALES                                       5,107,790    3,965,020

  GROSS MARGIN                                        811,778      494,455

Selling expenses                                      536,110      254,764
General and administrative                            217,049      192,636

     NET INCOME (LOSS) FROM OPERATIONS                 58,619       47,055

Interest (income)                                   (     561)   (   1,122)
Interest expense                                       20,532       25,098

     NET INCOME (LOSS) BEFORE TAXES                    38,648       23,079

INCOME TAX                                               5,952       3,608

     NET INCOME (LOSS)                                 32,696       19,471

RETAINED EARNINGS
  - Beginning of period                             (  13,062)   (  32,533)

  - End of period                                  $   19,634   $(  13,062)



                    COLE COMPUTER CORPORATION
             (formerly Electronics Service Co., Inc.)
                       dba Computer Masters
                     STATEMENTS OF CASH FLOW
           For the Nine Months Ended September 30, 1998
               and the Year Ended December 31, 1997
                           (UNAUDITED)

                                                       1998         1997
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                  $ 32,696     $ 19,471
  Adjustments to reconcile net income to net
    cash provided by operating activities:
    Depreciation                                       13,198       10,096
    Deferred income taxes                                            2,793
  Change in cash from:
    Accounts receivable                              ( 13,669)    ( 57,807)
    Inventory                                        (474,494)    ( 96,999)
    Other current assets                             (  1,085)    (  4,179)
    Accounts payable                                  421,855       15,671
    Accrued expenses                                   37,549       53,396
    Income taxes payable                                1,448

     NET CASH OPERATING ACTIVITIES                     17,498     ( 57,558)

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of equipment                              ( 30,111)    ( 43,306)

CASH FLOWS FROM FINANCING ACTIVITIES
  Advances by (repayments to) stockholders             30,000     ( 54,862)
  New installment loans                                18,561      175,000
  Principal payments on installment loans            ( 17,439)    ( 17,805)
     NET CASH FINANCING ACTIVITIES                     31,122      102,333

NET INCREASE IN CASH                                   18,509        1,469

CASH ON HAND   - beginning of year                     22,960       21,491

               - end of year                         $ 41,469     $ 22,960

SUPPLEMENTAL DISCLOSURES
  Interest paid                                      $ 20,532     $ 25,098
  Income taxes paid                                         0          815


                    COLE COMPUTER CORPORATION
             (formerly Electronics Service Co., Inc.)
                       dba Computer Masters
                  NOTES TO FINANCIAL STATEMENTS


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business: Cole Computer Corporation ("Company") was formed in November 1991 as an Oklahoma corporation named Electronics Service Co., Inc. for the purpose of acquiring and operating an electronics repair business. In 1996, the Company changed its business to personal computer "clone" hardware assembly, sales and repair, utilizing both the Intel and AMD microprocessors. The Company changed its name to Cole Computer Corporation incident to its reverse acquisition ("reorganization") described in Note 3. The Company now has nine retail stores in Oklahoma and Arkansas, and also sells to government agencies and military installations.

In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the income statement. Actual results could differ from those estimates.

Cash and Cash Equivalents include highly liquid investments, which are readily convertible into cash and have maturities of three months or less.

Revenue is recognized when products are delivered. Bad debts are insignificant and are recognized when collection is deemed doubtful by management.

Inventories include component parts, sub-assemblies and merchandise held for sale, and valued at the lower of cost or market, using the first-in, first-out method. Obsolete inventory is written down to liquidation value as needed.

Depreciation is determined using the straight-line method based on estimated useful lives.

Deferred income taxes are determined on the liability method. Timing differences between net income and taxable income as reported result mostly from depreciation timing differences.

NOTE 2.  DEMAND NOTE PAYABLE TO STOCKHOLDER

The two stockholders (a married couple) loaned $30,000 to the Company in early 1998. The note attaches no collateral, is repayable on demand, and carries a 12% interest rate.


NOTE 2.  INSTALLMENT NOTES PAYABLE

Installment debt is as follows:
                                                       1998       1997
  Note payable to American State Bank,
     payable in 65 remaining installments
     of $1,687, including interest initially
     at 10.5% APR, and varying monthly at
     prime + 2.25%, guaranteed by the Small
     Business Administration, and secured
     by substantially all assets                      $ 85,998    $95,119

  Notes payable to American State Bank,
     GMAC, Union Acceptance, and Employees
     Federal Credit Union, payable in
     various remaining installments of
     $1,076, $418, $386, and $311, including
     interest ranging from 4.9% to 13.5%
     APR, secured by certain equipment
     and vehicles                                       72,318     62,076
  Less:  current maturities                            (35,345)   (32,100)
     Net long-term debt                               $122,971   $125,095


NOTE 3.   SUBSEQUENT EVENTS

In December 1998, the Company agreed to a reorganization with Pandora's Golden Box ("Pandora"), a Nevada publicly-held shell company, whereby the Company's shareholders exchanged 100% of the Company's outstanding stock for 73% of the

NOTE 3.   SUBSEQUENT EVENTS (continued)

In connection with this reorganization, $492,900 in cash was raised by the sales of stock at $1 per share, after a 3-for-1 stock split. These monies were used to pay off $118,000 of installment debt, an estimated $25,000 in offering costs, and the balance is being used for operating expenses.
Pro Forma Consolidated Balance Sheet

                 PRO FORMA CONSOLIDATED BALANCE SHEET

     The following condensed pro forma balance sheet has been derived from the balance sheet of Pandora's Golden Box ("Pandora") adjusted to give effect to the December 23, 1998 reverse acquisition ("reorganization") of Pandora by Cole Computer Corp. ("Cole") as if such reorganization had occurred on September 30, 1998. The pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the reorganization had occurred on September 30, 1998. The pro forma balance sheet should be read in conjunction with the attached notes and the separate financial statements including footnotes for Pandora and Cole.

In thousands (000's)                    At Sept. 30, 1998   Adjust-
                                        Cole      Pandora   ments   Combined
     ASSETS
Current Assets
  Cash                                  $ 41     $  3 (b)  $ 131   $  175
  Accounts receivable                     74                           74
  Inventory and other                    683                          683
     Total Current Assets                798        3        131      932
Equipment, net                            74                           74
     TOTAL ASSETS                       $872     $  3      $ 131   $1,006

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Current portion of notes payable      $ 35          (b)  $( 31)  $    4
  Accounts payable and other             583     $  8 (b)             591
     Total Current Liabilities           618        8       ( 31)     595
Long-term debt and other liabilities     125          (b)   (113)      12
     Total Liabilities                   743        8       (144)     607

Stockholders' Equity
  Common stock, $.10 par value,
     100,000 shares authorized,
     5,000 shares issued and o/s           1           (a)  (  1)      -
  Common stock, $.0001 par value,
     25,000,000 shares authorized,
     180,341 shares issued and o/s                  1  (a)  (  1)      -
  Common stock $.0001 par value,
     25,000,000 shares authorized,
     10,300,000 shares issued and o/s                  (a)     1
                                                       (b)              1
  Paid in capital                          6      273  (a)  (256)
                                                       (b)   275      298
  Retained earnings                      122     (279) (a)   257      100
     Total Stockholders' Equity          129     (  5)           399
     Total Liabilities & Equity         $872     $  3              $1,006

     Notes to Pro Forma Consolidated Condensed Balance Sheet

(1) Per the Agreement dated December 23, 1998, shareholders of Pandora, a Nevada publicly-held shell without operations, agreed to cancel certain shares and issue shares to the shareholders of Cole, an Oklahoma corporation, in exchange for 100% of the outstanding shares of Cole. Immediately following this share cancellation and issuance was a 3 for 1 forward split of outstanding shares. Adjustments to reflect such issuance and cancellation of shares in Pandora are as follows:

                                                       Pre-        Post-
                                                       Split       Split
     Pandora, shares outstanding
       as of September 30, 1998                      180,341
     Shares canceled per agreement                   (26,666)     461,025
     Shares issued in connection with
       the reverse merger
          to promoters                               526,324    1,578,973
          to lawyers                                 220,000      660,000
          to shareholders of Cole                  2,433,334    7,300,002

          Totals                                   3,333,333   10,000,000

     Pandora has adopted the name and all accounting attributes of Cole. According to SEC rules, the legal acquiree becomes the accounting acquirer, and all post-combination reporting will include only the historical information from the former Oklahoma corporation.

     Stock issued to promoters and lawyers is valued at $.01 per share and will be charged to operations in the last quarter of 1998.

(2) In connection with the reorganization, $492,900 in funds were raised during December 1998 and January 1999 pursuant to an offering of stock exempt from registration under Regulation D, Section 506. The stock was sold for $3 per share, post-split, and the proceeds were used to retire $118,000 in installment debt, pay $25,000 in offering expenses, and the balance is being used for operating expenses.